COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 2nd Quarter 2024

CAUTIONARY STATEMENT A number of statements we will be making in our presentation and in the accompanying slides are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation’s plans, goals, objectives, expectations, projections, estimates and intentions. These forward- looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s actual results to differ materially from such forward- looking statements made herein or by management of the Corporation are set forth in the Corporation’s 2023 Annual Report on Form 10-K, 1st Quarter 2024 Report on Form 10- Q and the Corporation’s Current Reports on Form 8-K. 2

# COMMERCE BANCSHARES

## 158 YEARS IN BUSINESS



142 branches and 257 ATMs across 7 states

■ **CORE BANKING FOOTPRINT**
**COMMERCIAL | CONSUMER | WEALTH MANAGEMENT**

St. Louis • Kansas City • Springfield
Central Missouri • Central Illinois • Wichita
Tulsa • Oklahoma City • Denver

● **COMMERCIAL OFFICES**

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston[1]

● **WEALTH MANAGEMENT OFFICES**

Dallas • Houston[1] • Naples[1]

**U.S. PRESENCE**

- Extended Market Area
- Commercial Payments Services Offered in 48 states across the U.S.

## TOTAL ASSETS

**$30.6** BILLION

**41st** LARGEST U.S. BANK BASED ON ASSET SIZE[2]

## MARKET CAP

**$7.2** BILLION

**21st** LARGEST U.S. BANK BASED ON MARKET CAP[2]

## TOTAL TRUST ASSETS UNDER ADMINISTRATION

**$69.9** BILLION

**20TH** LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[2]

## TIER 1 COMMON RISK-BASED CAPITAL RATIO

AS OF Mar. 31, 2024

**15.35%**

**4TH** HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

**TOTAL DEPOSITS** — **$24.3** BILLION

**TOTAL LOANS[3]** — **$17.2** BILLION

**$9.9** BILLION — **COMMERCIAL CARD VOLUME** AS OF DECEMBER 31, 2023

**16.98%** — **RETURN ON AVERAGE COMMON EQUITY YTD**

**3rd** YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

**a2** — **BASELINE CREDIT ASSESSMENT[4]**

TWO RATINGS ABOVE THE U.S. BANKING INDUSTRY MEDIAN RATING OF baa1

[1]Locations outside the core banking footprint that accept deposits
Sources: [2]S&P Global Market Intelligence – Regulated U.S. depositories which includes commercial banks, bank holding companies, and credit unions, rankings as of 3/31/2024; [3]Includes loans held for sale; [4]Moody's Sector Profile: Banks, May 23, 2024, Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength; Company reports and filings, information as of 6/30/2024 unless otherwise noted.

3

TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 37%1 of total revenue, bolstered by growing wealth and national payments businesses Deposit Franchise $22.9 billion in low-cost, diverse deposits2 with peer-leading historical deposit betas Credit Quality Conservative risk profile drives outperformance across credit cycles Consistent Earnings and Shareholder Value Over 8% total annualized return to shareholders over the last 20 years, outperforming the annualized KBW Regional Bank Index return of 3.3%3 Capital Management Strong capital ratios, 56th consecutive year of common dividend increases4 Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, 1As of YTD 6/30/2024; 2Excludes certificates of deposit greater than $100,000, period-end balance as of 6/30/2024; 3As of 6/30/2024; 4Based on 2Q2024 paid dividend 4

2Q2024 HIGHLIGHTS Highlights $182.3 million PPNR1 $139.6 million Net Income $1.07 EPS 1.86% ROAA 18.52% ROACE • Net interest income increased 5% over Q1 to $262MM. • Net interest margin expanded 22 bps over Q1 to 3.55%. • Total cost of deposits increased 2 bps to 1.40%, compared to an increase of 4 bps in Q1. • Non-interest income increased 3% over the prior year and was 37% of total revenue. • Non-interest expense increased 2% over the prior year. • Non-interest expense was flat compared to the same period last year excluding a one-time $5MM contribution to the Commerce Bancshares Foundation. • Average loan growth increased 3% over the prior year. • Period end non-interest bearing deposits to total deposits increased slightly over Q1 to 31%. • Net loan charge-offs of .23% and non-accrual loans of .11%. • TCE/TA increased 58 bps over Q1 to 9.82%. Book value per share increase of 8% over Q1 to $24.48. 55.95% Efficiency Ratio Well-positioned for current environment 1See the non-GAAP reconciliation on page 25 5

# BALANCE SHEET HIGHLIGHTS

| Quarterly Average Balances<br>$ in millions | 2Q24 | 2Q24 vs. 1Q24<br>$ Change | 2Q24 vs. 1Q24<br>% Change | 2Q24 vs. 2Q23<br>$ Change | 2Q24 vs. 2Q23<br>% Change |
|---|---|---|---|---|---|
| Commercial | $11,117.9 | $44.2 | 0% | $369.5 | 3% |
| Consumer | 6,056.5 | 50.2 | 1% | 135.9 | 2% |
| Total Loans | $17,174.5 | $94.4 | 1% | $505.4 | 3% |
| Investment Securities[1] | $9,162.0 | $-567.5 | -6% | $-2,127.4 | -19% |
| Interest Earning Deposits with Banks | $2,099.8 | $161.4 | 8% | $-184.4 | -8% |
| Deposits | $24,285.5 | $-164.5 | -1% | $-921.6 | -4% |
| Book Value per Share[2] | $24.48 | $1.78 | 8% | $3.98 | 19% |

**Average Loans:** 3% growth over the prior year.

**Investment securities:** Providing liquidity through net sales, maturities and paydowns.

**Interest Earning Deposits with Banks:** Increased 8% over the previous quarter.

**Average Deposits:** Declined from Q1, mostly reflecting CD maturities

[1]At fair value
[2]For the quarters ended June 30, 2024, March 31, 2024, and June 30, 2023

Commerce Bancshares, Inc.
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$17.0 $17.1 $17.0 $8.2 $7.3 $7.3 2Q23 1Q24 2Q24 $25.2 $24.4 $24.3 -4% $10.8 $11.1 $11.1 $5.9 $6.0 $6.1 2Q23 1Q24 2Q24 $16.7 $17.1 $17.2 BALANCE SHEET 7 Loans Consumer Loans Commercial Loans Loan Yield1 Deposits QTD Average Balances $ billions Non-Interest Bearing Interest-Bearing Deposits Interest-Bearing Deposit Cost QTD Average Balances $ billions 5.84% 6.27% 6.30% 1.29% 1.97% 1.99% +3% 1Tax equivalent yield

# LOAN PORTFOLIO

**Period-End Balances**

| $ in 000s | 6/30/2024 | 3/31/2024 | 6/30/2023 | QoQ | YoY |
|---|---|---|---|---|---|
| Business | $6,090,724 | $5,994,974 | $5,906,493 | 1.6% | 3.1% |
| Construction | 1,396,515 | 1,497,647 | 1,451,783 | -6.8% | -3.8% |
| Business Real Estate | 3,572,539 | 3,711,602 | 3,621,222 | -3.7% | -1.3% |
| Personal Real Estate | 3,055,182 | 3,039,885 | 2,980,599 | .5% | 2.5% |
| Consumer | 2,145,609 | 2,119,308 | 2,110,605 | 1.2% | 1.7% |
| Revolving Home Equity | 331,381 | 322,523 | 303,845 | 2.7% | 9.1% |
| Consumer Credit Card | 566,925 | 564,388 | 574,755 | .4% | -1.4% |
| Overdrafts | 4,190 | 48,513 | 7,237 | -91.4% | -42.1% |
| **Total Loans** | **$17,163,065** | **$17,298,840** | **$16,956,539** | **-.8%** | **1.2%** |

**QTD Average Balances**

| $ in 000s | 6/30/2024 | 3/31/2024 | 6/30/2023 | QoQ | YoY |
|---|---|---|---|---|---|
| Business | $5,980,364 | $5,873,525 | $5,757,388 | 1.8% | 3.9% |
| Construction | 1,471,504 | 1,472,554 | 1,450,196 | -.1% | 1.5% |
| Business Real Estate | 3,666,057 | 3,727,643 | 3,540,851 | -1.7% | 3.5% |
| Personal Real Estate | 3,044,943 | 3,031,193 | 2,960,962 | .5% | 2.8% |
| Consumer | 2,127,650 | 2,082,490 | 2,098,523 | 2.2% | 1.4% |
| Revolving Home Equity | 326,204 | 322,074 | 300,623 | 1.3% | 8.5% |
| Consumer Credit Card | 552,896 | 562,892 | 555,875 | -1.8% | -.5% |
| Overdrafts | 4,856 | 7,696 | 4,630 | -36.9% | 4.9% |
| **Total Loans** | **$17,174,474** | **$17,080,067** | **$16,669,048** | **.6%** | **3.0%** |

Commerce Bancshares, Inc.
8

# COMMERCIAL REAL ESTATE BREAKDOWN

| Real Estate - Business Loans | % of Total Loans |
|---|---|
| Owner – Occupied | 6.9% |
| Industrial | 2.7% |
| Office | 3.1% |
| Retail | 1.9% |
| Multi-Family | 1.7% |
| Hotels | 1.8% |
| Farm | 1.1% |
| Senior living | 1.1% |
| Other | .5% |
| **Total** | **20.8%** |

## Real Estate - Business Loans
## $3.6 billion


33.1% Owner-occupied
14.7% Office
13.0% Industrial
9.0% Retail
8.2% Multi-family
8.4% Hotels
5.5% Farm
5.3% Senior living
2.8% Other

### Real Estate - Business Loans: Office Outstanding Balances by Geography[1]


48.7% MO
9.2% TX
17.8% KS
5.5% OK
4.3% IL
4.7% CO
2.3% OH
6.8% Other Midwest States
0.7% Other States

### Real Estate - Business Loans: Office Attributes
as of June 30, 2024

- TTM Net Charge-offs on Office loans: .00%
- Delinquent Office Loans: .00%
- Non-Performing Office Loans: .00%
- Criticized[2] Office Loans to Total Office Loans: 3.89%
- Weighted Average LTV of Office Loans: 66.5%[3]
- Percent of loans at floating interest rate: 71.9%

*[1]Geography determined by location of collateral. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans*
*[2]Critized is defined as special mention, substandard, and non-accrual loans*
*[3]LTV based on current exposure and property value at time of most recent valuation. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans*

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$149 $152 $249 $246 1Q24 $398 10 INCOME STATEMENT HIGHLIGHTS $148 $170 $250 $228 2Q23 $398 $152 $182 $262 $232 2Q24 $414 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 2Q24 Comparison 7.5%vs. 2Q23 19.8%vs. 1Q24 Pre-Tax, Pre-Provision Net Revenue (PPNR) $ in millions See the non-GAAP reconciliation on page 25 Expenses, declined 5.5% from Q1 and increased 2.0% over the prior year. Revenue was increased 4.2% over Q1 and increased 4.4% over the prior year. Note: Q2 2024 includes an accrual reduction of $1.2MM to the FDIC’s special assessment accrual and a $5MM donation to a related charitable foundation, Q1 2024 includes a $4MM FDIC special assessment accrual adjustment and $10MM in one-time litigation settlement costs.

2Q24 vs. 2Q23 2Q24 vs. 1Q24 % Change$ Change% Change$ Change2Q24$ in millions 5%$12.75%$13.3$262.3Net Interest Income 3%$4.62%$3.4$152.2Non-Interest Income 2%$4.6-5%$-13.5$232.2Non-Interest Expense 8%$12.720%$30.1$182.3Pre-Tax, Pre-Provision Net Revenue1 -5%$-.2NM$3.5$3.2Investment Securities Gains, Net -15%$-1.014%$0.7$5.5Provision for Credit Losses 9%$11.824%$26.9$139.6Net-Income Attributable to Commerce Bancshares, Inc. 2Q24 vs. 2Q232Q23 2Q24 vs. 1Q241Q242Q24For the three months ended 10%$.9724%$.86$1.07Net Income per Common Share – Diluted 43 bps3.12%22 bps3.33%3.55%Net Yield on Interest Earning Assets INCOME STATEMENT HIGHLIGHTS 1See the non-GAAP reconciliation on page 25 11

NON-INTEREST INCOME HIGHLIGHTS 12 2Q24 vs. 2Q23 2Q24 vs. 1Q24 % Change$ Change% Change$ Change2Q24$ in millions -5%$-2.31%$.5$47.5Bank Card Transaction Fees 11%5.02%1.252.3Trust Fees 12%2.75%1.225.3Deposit Account Charges and Other Fees 62%1.822%.94.8Capital Market Fees -4%-.22%.14.5Consumer Brokerage Services 25%.79%.33.4Loan Fees and Sales -18%-3.1-5%-.714.5Other 3%$4.62%$3.4$152.2Total Non-Interest Income Bank Card Fees: Decrease from the prior year was due to lower corporate card fees. Trust Fees: Increase over the prior year was driven by higher private client fees. Deposit Account Charges and Other Fees: Increase compared to the prior year due to higher corporate cash management fees.

NON-INTEREST EXPENSE HIGHLIGHTS 13 2Q24 vs. 2Q23 2Q24 vs. 1Q24 % Change$ Change% Change$ Change2Q24$ in millions 3%$3.7-2%$-2.7$149.1Salaries and Employee Benefits 10%2.81%.431.5Data Processing and Software -3%-.5-8%-1.012.5Net Occupancy -44%-1.8-71%-5.72.4Deposit Insurance 5%.22%.15.1Equipment -16%-1.033%1.35.4Marketing 0%.0-2%-.14.6Supplies and Communication 6%1.2-21%-5.821.6Other 2%$4.6-5%$-13.5$232.2Total Non-Interest Expense Total non-interest expense: Flat over the prior year excluding a one-time $5MM contribution to the Commerce Bancshares Foundation. Salaries and employee benefits: Higher salaries partly offset by lower payroll taxes and other benefits led to decrease from the prior quarter. Deposit Insurance: Includes an accrual reduction of $1.2 million to the FDIC’s special assessment. Other: Includes a contribution to a related charitable foundation of $5.0 million.

14 LIQUIDITY AND CAPITAL

VISA STOCK & SECURITIES PORTFOLIO REPOSITIONING UPDATE 15 • $177.0 million gain related to Visa shares. • Sold two thirds of Visa Class C shares (converted to Class A) resulting in proceeds of $119.8 million. • Sold $1.2 billion (amortized cost) of AFS debt securities at a $179.1 million loss. • Purchased $928.8 million of AFS securities, with approximate yields of 4.6%, and $250.0 million of repo securities at approximate yields of 4.1%. 2Q24 vs. 1Q24Period-End Balances $ Change2Q241Q24$ in millions $889$1,717$828U.S. government and federal agency obligations $(409)$870$1,279State and municipal obligations $(693)$5,141$5,834Mortgage-backed securities $(307)$1,647$1,954Asset-backed securities $(259)$234$493Other debt securities $173$(1,074)$(1,247)Unrealized gain or loss on debit securities $(608)$8,534$9,142Total available for sale debt securities $250$475$225 Securities purchased under agreements to resell 2.1% 4.6% Approximate yield of AFS securities sold for repositioning Approximate reinvestment yields of AFS securities +250 bps AFS Securities Repositioning Yields

LIQUIDITY AND CAPITAL HIGHLIGHTS 16 • $2.2B in cash at Federal Reserve Bank (FRB) at Q2. • AFS debt securities portfolio duration of 4.0 years. • Investment securities purchases in Q2 totaled $928.8MM at a weighted average yield of approximately 4.60%. • Cash flows from maturities and paydowns of investments and resale agreements of approximately $1.7B expected over the next twelve months. – AFS debt securities of $1.6B – Securities purchased under agreements to resell of $125MM Liquidity • TCE/TA of 9.82%, an increase of 58 bps over Q1. Tier 1 leverage at 12.13%. • Purchased $37.9MM of common stock vs. $42.0MM in Q1. • AOCI loss decreased from $(931MM) at Q1 to $(808MM) at Q2. • Book value per share increased 8% over Q1 to $24.48. Capital • QTD Average loan to deposit ratio of 71%. • Optimizing sources and uses of funding, allowing high cost CDs to mature. • Total deposits at period end decreased $161MM. • Total average deposits decreased $165MM and customer repurchase agreements decreased $257MM. Balance Sheet / Deposits

2021 2022 4Q23 1Q24 2Q24 $3.0 $2.8 $2.3 $2.4 $2.4 2020 $2.3 DEPOSIT BALANCE TRENDS Segment view $ in billions 17 2021 2022 4Q23 1Q24 2Q24 $12.0 $11.9 $10.6 $9.9 $9.5 2020 $9.9 2021 2022 4Q23 1Q24 2Q24 $12.8 $13.4 $12.1 $12.2 $12.4 2020 $11.3 Commercial Consumer Wealth Average Balance 4Q23 1Q24 2Q24 $12.4 $12.6 $12.5 Period EndAverage Balance Average Balance Segment balances do not include brokered deposits. 2020 through 2022 are full year average balances. 4Q23 1Q24 2Q24 $10.4 $9.3 $9.4 Period End 4Q23 1Q24 2Q24 $2.5 $2.4 $2.3 Period End

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 0 1 2 3 4 5 6 7 8 9 10 Quarter in the Fed Cycle Hedging Structures: Four floor contracts (indexed to 1 Month SOFR) to hedge the risk of declining interest rates on floating rate commercial loans. The contracts have a term of 6 years. • 3.5% floor contract with a notional value of $500 million. The contract begins 7/2024. • 3.25% floor contract with a notional value of $500 million. The contract begins 11/2024. • 3.0% floor contract with a notional value of $500 million. The contract begins 4/2025. • 2.75% floor contract with a notional value of $500 million. The contract begins 7/2025. WELL-POSITIONED FOR MULTIPLE RATE ENVIRONMENTS 18 Opportunities to enhance and protect NII. • Net yield on interest earning assets increased 22 bps over Q1 to 3.55%. • Loan yield increased 3 bps over Q1 to 6.30%. • Total deposit costs were up 2 bps compared to Q1 at 1.40%. • As of December 31, 2023, 57% of loans were variable rate, (73% commercial, 27% consumer). • Large core deposit base and historically low betas. Cost of Total Deposits & Deposit Beta Cost of Total Deposits Deposit Beta1 End of Fed Rate Increases / Current Before Fed Rate Increases 26%1.40%.03%Commerce (4Q2021 – 2Q2024) 41%2.27%.23%Peer Median (4Q2021 – 1Q2024) Source: S&P Global Market Intelligence 1 Fed Rate increase cycle from 4Q2021 through 2Q2024, +525 bps Effective Fed Funds Rate (4Q2021 - Current) 4Q2021

Over 57% of total loans are variable; 65% of commercial loans have floating rates SUMMARY OF FIXED & FLOATING LOANS 40% 60% Business Total Loans: $6.0B Fixed Variable C om m er ci al 61% 39% Personal RE Total Loans: $3.0B C on su m er 100% HELOC Total Loans: $0.3B 41% 59% Business RE Total Loans: $3.7B 95% 5% Consumer Card Total Loans: $0.6B 73% 27% Consumer Total Loans: $2.1B 19 97% 3% Construction Total Loans: $1.4B Source: 2023 10-K

13% 11% 55% 18% 4% Composition of AFS Portfolio Treasury & agency Municipal MBS Asset-backed Other debt HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield Duration (yrs)Avg RateQTD – June 30, 2024 3.02.74%Treasury & agency1 4.82.00%2Municipal 5.52.09%MBS 1.02.50%Asset-backed 2.32.01%Other debt 4.02.50%Total 20 Total available for sale securities Average balance: $8.8 billion, at fair value As of June 30, 2024

Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 21 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of March 31, 2024 2Period-end balances, as of June 30, 2024 3Includes loans held for sale, for the quarter ended June 30, 2024 15.8% 15.4% 14.3% 13.9% 13.2% 12.8% 12.7% 12.2% 12.0% 12.0% 12.0% 11.5% 11.4% 11.4% 11.4% 11.1% 11.1% 10.9% 10.2% 10.0% PB CBSH HOMB CFR UBSI UCBI HWC CADE BOKF SSB SFNC OZK ONB FIBK ABCB FULT UMBF PNFP FNB ASB Peer Median: 12.0% Core Deposits $21.9 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits 71% Average Loan to Deposit Ratio184% 90%10% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money MarketCertificates of Deposits Commerce Peer Average

$6.2 $5.8 $19.3 $105.4 $130.7 2Q23 1Q24 2Q24 $6.5 $8.9 $9.8 $7.5 $9.2 2Q23 1Q24 2Q24 MAINTAINING STRONG CREDIT QUALITY 22 Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $158.7 $160.5 $158.6 $297.1 $315.8 2Q23 1Q24 2Q24 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 25.8x 27.7x 8.2x 3.9x 3.3x 2Q23 1Q24 2Q24 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - CBSH ACL / NALs - Peer AverageNALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .04% NALs / Total Loans – Peer Average .03% .11% .44% .54% ACL / Total Loans – Peer Average .94% .93% .92% 1.27% 1.31% .16% .21% .23% .13% .15% Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HWC, HOMB, ONB, OZK, PB, PNFP, SFNC, SSB, UBSI, UCBI, UMBF 1As a percentage of average loans (excluding loans held for sale)

ALLOCATION OF ALLOWANCE 23 CECL allowances reflect the economic and market outlook June 30, 2024March 31, 2024 % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL)$ in millions .74%$ 45.1.73%$ 43.8Business .90%32.2 .81%30.2 Bus R/E 2.14%29.92.10%31.4Construction .97%$ 107.2.94%$ 105.5Commercial total .52%11.1 .56%11.9 Consumer 5.15%29.25.13%28.9Consumer CC .30%9.1.40%12.3Personal R/E .54%1.8.56%1.8Revolving H/E 3.70%.2 .30%.1 Overdrafts .84%$ 51.3 .90%$ 55.0 Consumer total .92%$ 158.6.93%$ 160.5Allowance for credit losses on loans 1.07% 0.88% 0.90% 0.92% 0.96% 0.94% 0.95% 0.94% 0.93% 0.92% 0.60% 0.80% 1.00% 1.20% 1.40% $100 $125 $150 $175 $200 $225 $139.6 0.95% 1/1 $200.5 1.22% 1Q $172.4 1.10% 2Q $162.8 3Q $150.0 0.99% 4Q $134.7 0.87% 4Q $159.3 1Q $158.7 2Q 2Q $162.2 $143.4 1Q $162.4 3Q 4Q $160.5 $138.0 1Q $158.6 $150.1 2Q3Q Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 202220212020 2023 2024

Quick Facts: Small Business Investment Company (SBIC) founded in 1959 Nationwide footprint with Greater Midwest Focus 35 Portfolio Companies Representing $966.5 million in Revenue Over 3,100 Employees Fair Value as of June 30, 2024: $178.3 million Investment Criteria • Manufacturing, distribution and certain service companies • Cash flow positive • Good management • Consistent financial performers • Operate in niche markets • Significant and defensible market positions • Differentiated products and services • Scalable business platforms Target Parameters • Revenues - $10 million to $100 million • EBITDA - $2 million to $7 million CAPITAL FOR BUSINESS® A middle-market private equity firm focused on the success of industrial growth companies Transaction Types Management buyouts Leveraged buyouts Succession plans Recapitalizations Corporate divestitures Investment Structures Subordinated debt Preferred stock Common stock Warrants Other Information Co-investors Majority control Target 5-7 year hold period Management participation 24

NON-GAAP RECONCILIATIONS 25 For The Three Months Ended June 30, 2023Mar. 31, 2024June 30, 2024(DOLLARS IN THOUSANDS) 249,538$248,999$262,249$Net Interest IncomeA 147,605$148,848$152,244$Non-Interest IncomeB 227,611$245,697$232,214$Non-Interest ExpenseC 169,532$152,150$182,279$Pre-Provision Net Revenue (A+B-C) Pre-tax, Pre-provision Net Revenue